Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Archer Aviation Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 9, 2026

/s/ Adam Goldstein
Adam Goldstein
Chief Executive Officer
(Principal Executive Officer)